UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-23c-3

Notification of Repurchase Offer
Pursuant to Rule 23c-3

Investment Company Act File Number: 811-22956
Date of Notification: July 13, 2018

Forefront Income Trust
(Exact name of registrant as specified in charter)

641 Lexington Avenue, 29th Fl., New York, NY 10022
(Address of principal executive offices) (Zip code)

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W. Washington, DC 20001

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-488-4972

Check one of the following

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3
B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3
C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of the Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3

By: (Signature and Title)	/s/Brad Reifler
Brad Reifler
Date: July 13, 2018	Principal Executive Officer Forefront Income Trust

FOREFRONT INCOME TRUST

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU OWN THESE SHARES THROUGH A BROKER/DEALER OR ADVISOR, CONTACT YOUR FINANCIAL CONSULTANT

IMPORTANT INFORMATION REGARDING THE POTENTIAL DISSOLUTION AND LIQUIDATION OF FOREFRONT INCOME TRUST

July 13, 2018

Dear Forefront Income Trust Shareholder,

The purpose of this Notice of Quarterly Repurchase Offer is to announce the quarterly repurchase offer for the Forefront Income Trust (the “Fund”). The Fund will generally offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with a degree of liquidity. If you own these shares through a broker/dealer or advisor, please contact your financial consultant.

In accordance with the Fund’s Agreement and Declaration of Trust, the Fund’s board of trustees has determined to liquidate the Fund’s investments and wind down its business. In furtherance thereof, the Fund has adopted a plan of liquidation (the “Plan”) to accomplish the dissolution and liquidation of the Fund. The implementation of the Plan is subject to approval by the Fund’s shareholders. Currently, the Fund has ceased making new investments and plans to make periodic distributions of available cash pro rata to all of the Fund’s shareholders once the Plan has been approved by shareholders. The Fund will also continue making quarterly repurchase offers throughout the liquidation process.

This repurchase offer period will begin on July 13, 2018 and end on August 24, 2018. If you wish to redeem shares, please contact your financial consultant if you own these shares through a broker-dealer or advisor. Otherwise, please complete the attached Redemption Request Form.

All Redemption Request Forms must be completed in proper form and received by Forefront Income Trust by 4:00 p.m., Eastern Time, on Friday, August 24, 2018 to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

Sincerely,

Forefront Income Trust

FOREFRONT INCOME TRUST

REPURCHASE OFFER

1.	The Offer. Forefront Income Trust (the “Fund”) is offering to repurchase, for cash, five percent (5%) of its issued and outstanding common shares of beneficial interest (the “Shares”) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide some liquidity to shareholders since no secondary market exists for the Shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer.

2.	Net Asset Value. The NAV of the Shares was $9.87 on July 10, 2018. The NAV at which the Fund will repurchase shares will not be calculated until the Redemption Pricing Date (defined below). The NAV can fluctuate between the Repurchase Request Deadline (defined below) and the Redemption Pricing Date (defined below). Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The current NAV may be obtained by calling 631-368-3110 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on August 24, 2018 (the “Repurchase Request Deadline”).

4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined as of the close of business on August 24, 2018 (the “Repurchase Pricing Date”). The NAV can fluctuate between the Repurchase Request Deadline and the Redemption Pricing Date. This may be higher or lower than the NAV on the date on which you returned your Redemption Request Form.

5.	Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.	Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase up to an additional two percent (2%) of the Shares or if more than seven percent (7%) of the Shares are tendered, then the Fund will repurchase Shares on a pro rata basis based upon the number of Shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all Shares that each shareholder has tendered, even if all the Shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. Any subsequent offer may also be oversubscribed. You may be subject to NAV fluctuation during the period between quarterly redemption offers.

7.	Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on August 24, 2018.

8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the trustees of the Fund’s board of trustees (the “Board”), including a majority of the trustees who are not interested persons of the Fund, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lost its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
•	If the repurchase would cause the Shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a nation securities association;
•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such market is restricted;
•	For any period during with an emergency exists as a result of which disposal by the Fund of the Shares is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its’ net assets; and
•	For any other periods that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.	Tax Consequences. You should consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment adviser (if any), the Fund’s transfer agent, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

None of the Fund or the Fund’s investment adviser (if any) is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor the Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant.

FOREFRONT INCOME TRUST

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, AUGUST 24, 2018

Forefront Income Trust
145 Pinelawn Road, Suite 200 S Melville, NY 11747

Regular or Overnight Mail:

Forefront Income trust

c/o S&Z Fund Services LLC

145 Pinelawn Road, Suite 200 S

Melville, NY 11747

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding common shares of beneficial interest and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

Name(s) of Registered Shareholders:
Account Number:
Day Time Telephone Number:
Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):
Full Tender: Please tender all shares in my account.
Partial Tender: Please tender _________ shares from my account.
Dollar Amount: Please tender enough shares to net $ ________.

RETIREMENT ACCOUNTS ONLY – Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion or your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

Federal Income Tax Withholding is to be withheld at ____% (If percentage is not specified, 10% will automatically be withheld)
I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-800-773-3863 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the National Association of Securities Dealers, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: